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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 2004



                       PROTOCALL TECHNOLOGIES INCORPORATED
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             (Exact name of registrant as specified in its charter)

            NEVADA                        333-86498            41-2033500
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(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)

47 MALL DRIVE
COMMACK, NEW YORK                                                 11725
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (631) 543-3655


                             QUALITY EXCHANGE, INC.
                         EAST 49 PINERIDGE COURT, #328
                            SPOKANE, WASHINGTON 99208
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)




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                           CURRENT REPORT ON FORM 8-K

                       PROTOCALL TECHNOLOGIES INCORPORATED

                                  JULY 22, 2004

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective July 28, 2004, Beckstead and Watts, LLP (B&W) was terminated as the independent auditor of Quality Exchange, Inc., a Nevada corporation that has since changed its corporate name to Protocall Technologies Incorporated (the Registrant).

     In anticipation of B&W's termination, the board of directors of the Registrant approved the engagement of Eisner LLP as the Registrant's independent auditor for the fiscal year ending December 31, 2004 at a meeting held on July 22, 2004, to be effective upon B&W's termination. Eisner LLP has been the independent auditor for Protocall Technologies Incorporated, a privately-held New York corporation now known as Protocall, Inc. (Old Protocall), the accounting acquirer of the Registrant, since April 2004. The merger of a wholly-owned subsidiary of the Registrant and Old Protocall is described more fully in a Current Report on Form 8-K dated July 22, 2004. Historical reports filed by the Registrant after the merger will be those of Old Protocall, the continuing reporting entity, including the Registrant's Quarterly Report on Form 10-QSB for the quarterly period ending September 30, 2004. Since Eisner LLP is the independent auditor of Old Protocall, Old Protocall did discuss the merger with Eisner LLP. The results of the discussions with Eisner LLP were not a condition of the merger or a condition of engaging Eisner LLP as the Registrant's independent registered public accounting firm.

     The reports of B&W on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports contained an explanatory paragraph describing the existence of substantial doubt about the Registrant's ability to continue as a going concern.

     In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended December 31, 2003 and 2002, and through July 28, 2004, there were no disagreements with B&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of B&W, would have caused B&W to make reference to the matter in its reports.

     During the two most recent fiscal years and through July 28, 2004, no information is required to be reported under Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Registrant has provided B&W with a copy of this Current Report on Form 8-K and has requested B&W to furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. B&W's response letter, dated July 29, 2004, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

        Exhibit No.     Description

        16.1            Beckstead and Watts, LLP, Response Letter, dated
                        July 29, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PROTOCALL TECHNOLOGIES INCORPORATED


Date:  July 29, 2004                       By: /s/ Bruce Newman
                                               ---------------------------------
                                                   Bruce Newman
                                                   President and Chief Executive
                                                     Officer

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                                 EXHIBIT INDEX


Exhibit No.     Description

16.1            Beckstead and Watts, LLP, Response Letter, dated July 29, 2004